Exhibit 10.2.13
CAPITAL ONE FINANCIAL CORPORATION
2004 Stock Incentive Plan
Performance Unit Award Agreement

No. of Performance Units at Target: [# of Units]

THIS PERFORMANCE UNIT AWARD AGREEMENT (this “Agreement”), dated February 3, 2022 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and Richard D. Fairbank (“you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”) and all capitalized terms used herein that are defined in the Plan shall have the same meaning given to them in the Plan unless otherwise defined herein. For purposes of this Agreement, “Employer” means the entity (i.e., Capital One, Subsidiary or Affiliate) that employs you.

WHEREAS, Article 9 of the Plan provides for the award from time to time in the discretion of the Committee of performance units, the vesting and issuance of which are subject to certain service, performance or other conditions;

W I T N E S S E T H :

1.    Grant of Performance Units. Capital One hereby grants to you an award of performance units (the “Units”) with a target award of [# of Units] Units (the “Target Award”). The maximum payout for this award is 150% of the Target Award plus accrued dividends pursuant to Section 6. The Units shall vest and the underlying shares of common stock of Capital One, $.01 par value per share (such underlying shares, the “Shares”), shall be issuable only in accordance with the provisions of this Agreement and of the Plan.

2.    Lapse of Restrictions.

(a)Vesting. Except as provided in Sections 2(b) and 2(c) below and to the extent not previously vested or forfeited as provided herein, the Units shall vest on a date as determined by the Committee after termination of the Performance Period (as defined below) and certification of performance by the Committee, but no later than March 15, 2025 (the “Date of Issuance”). On the Date of Issuance, the Units shall vest, and the Shares shall become issuable as determined based on the Company’s Adjusted ROTCE and Growth of Tangible Book Value Per Share Plus Common Dividends, each as defined on Appendix A, relative to the Peer Group, as defined on Appendix B, over a three-year performance period beginning on January 1, 2022 and ending on December 31, 2024 (the “Performance Period”) as certified by the Committee following the end of the Performance Period. The number of Units that shall vest and the number of Shares that shall become issuable on the Date of Issuance shall be determined as set forth on Appendix A. The number of Units vesting and the number of Shares that shall become issuable on the Date of Issuance shall be reduced in the event that Adjusted ROTCE for one or more fiscal years in the Performance Period is less than or equal to zero, as provided on Appendix A. The number of Units vesting and the number of Shares that shall become issuable on the Date of Issuance shall also be subject to reduction in accordance with section 12(b) below.

With respect to any Units that have vested on the Date of Issuance, the Shares related thereto shall be issued to you, in settlement of such vested Units, on such Date of Issuance. Dividends will be accrued and paid out as additional shares at the time of the award as provided in Section 6 below. All Units, including your rights thereto and to the underlying Shares, which do not vest on or before the Date of Issuance, as provided in this Section 2, shall immediately be forfeited as of such Date of Issuance (to the extent not previously forfeited as provided herein).

(b)    Effect of Termination of Employment.

(i)    Upon termination of your employment with Capital One for any reason other than death, Disability or Retirement, as defined below, prior to the Date of Issuance, all Units shall immediately be forfeited (to the extent not previously vested or forfeited as provided herein). For the avoidance of doubt, a transfer of employment to an affiliate of Capital One shall not constitute a termination of employment for purposes of this Section 2(b).

(ii)    Upon termination of your employment as a result of your death or Disability on or prior to December 31, 2024, a number of the Units equal to (1) the Target Award amount as specified above, or (2) following a Change of Control, the Time-Based Units as calculated in Section 2(c) below, shall immediately vest and the Shares shall be immediately issuable to you as soon as practicable following your death or Disability and in all events on or before the later of December 31 of the year of termination or 2.5 months following such termination. Upon your termination of employment as a result of your death or Disability on or after January 1, 2025, but prior to the Date of Issuance, the number of Units that shall vest and the number of Shares that shall be issuable to you shall be as calculated in Section 2(a) above.

(iii)    Notwithstanding any other provision in this Agreement, upon your Retirement , the number of Units that shall vest and the number of Shares that shall be issuable to you shall be as calculated in Section 2(a) and 2(c).

(iv)    Upon termination of your employment with Capital One for Cause, as defined herein, prior to the Date of Issuance, all Units shall be immediately forfeited (to the extent not previously vested or forfeited as provided herein).

(c)Effect of Change of Control. Upon a Change of Control, a number of Units shall, upon certification of performance by the Committee, convert into time-based restricted stock units (the “Time-Based Units”) (as may be adjusted in accordance with Section 4.4 of the Plan) calculated based on a performance period from January 1, 2022 through the end of the fiscal quarter immediately preceding the closing date of the transaction giving rise to the Change of Control; and provided further that the Date of Issuance in such case shall be December 31, 2024 subject to either (1) your continued employment through such date or (2) your Retirement, pursuant to Section 2(b)(iii). Upon your termination of employment by Capital One without Cause or for Good Reason (each as defined below), in either case on or prior to the second anniversary of the occurrence of a Change of Control of Capital One and prior to the Date of Issuance with respect to the Time-Based Units, then notwithstanding anything herein to the contrary, all of the Time-Based Units shall vest and the Shares shall be issuable in full without restrictions on transferability immediately upon the occurrence of your termination of employment following such Change of Control (to the extent not previously vested or forfeited as provided herein) and such date shall be the Date of Issuance; provided, however, that if the Time-Based Units are considered deferred compensation under Section 409A of the Code and not exempt from Section 409A of the Code as a short-term deferral or otherwise, and you are a “specified employee,” as defined in and pursuant to Reg. Section 1.409A 1(i) or any successor regulation, on the date of any such termination of employment without Cause or for Good Reason, you will not be entitled to such vesting prior to the earlier of (i) the date which is six months from the date of your “separation from service” (as defined in Reg. Section 1.409A 1(h) or any successor regulation) as a result of such termination and (ii) your death.

With respect to any Time-Based Units that have vested, the Shares related thereto shall be issued to you, in settlement of such vested Time-Based Units, on the Date of Issuance. Dividends will be accrued and paid out as additional shares at the time of the award, as provided in Section 6 below. All Time-Based Units, including your rights thereto and to the underlying Shares, which do not vest on or before the Date of Issuance, as provided in this Section 2, shall immediately be forfeited as of such Date of Issuance (to the extent not previously forfeited as provided herein).

(d)Definitions.

(i)    For purposes of this Agreement, “Cause” shall mean (1) the willful and continued failure to perform substantially your duties with the Company or any Affiliate (other than any such failure resulting from incapacity due to physical or mental illness or following your delivery of a Notice of Termination (as defined below) for Good Reason), after a written demand for substantial performance is delivered to you by the Board or the Committee that specifically identifies the manner in which the Board or the Committee believes that you have not substantially performed your duties, or (2) the willful engaging by you in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company. No act, or failure to act, on your part shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board, or if the Company is not the ultimate parent corporation of the Employer and is not publicly-traded, the board of directors (or equivalent management body) of the ultimate parent of the Employer (the “Applicable Board”) or (B) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding you, if you are a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with your counsel, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, you are guilty of the conduct described in this Section 2(d)(i), and specifying the particulars thereof in detail.

(ii)    For purposes of this Agreement, “Good Reason” shall mean (1) the assignment to you of any duties inconsistent in any respect with your position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any action by the Company that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by you; (2) any failure by the Company to pay your compensation owed other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by you; (3) the Company’s requiring you (I) to be based at any office or location more than 35 miles from the office or location at which you were required to work as of the date of this Agreement or (II) to travel on Company business to a substantially greater extent than required during the 120-day period immediately prior to the date the Change of Control occurs; or (4) any other action or inaction that constitutes a material breach by the Company of this Agreement or any employment agreement. For purposes of this Section 2(d)(ii) of this Agreement, any good faith determination of Good Reason made by you shall be conclusive. Your mental or physical incapacity following the occurrence of an event described above in clauses (1) through (4) shall not affect your ability to terminate employment for Good Reason.

(iii)    Any termination by the Company for Cause, or by you for Good Reason, shall be communicated by Notice of Termination to the other party. “Notice of Termination” means a written notice that (1) indicates the specific termination provision in this Agreement relied upon, (2) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated, and (3) if the Date of Termination (as defined herein) is other than the date of receipt of such notice, specifies the Date of Termination (which Date of Termination shall be not more than 30 days after the giving of such notice). The failure by you or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Cause shall not waive any right of you or the Company, respectively, hereunder or preclude you or the Company, respectively, from asserting such fact or circumstance in enforcing your or the Company’s respective rights hereunder.

(iv)    “Date of Termination” means, if your employment is terminated by the Company for Cause, or by you for Good Reason, the date of receipt of the Notice of Termination or such later date specified in the Notice of Termination, as the case may be. You and the Company shall take all steps necessary to ensure that any termination described in this Section 2(d) constitutes a “separation from service” within the meaning of Section 409A of the Code, and notwithstanding anything contained herein to the contrary, the date on which such separation from service takes place shall be the “Date of Termination.”

3.    Non-Transferability. Subject to the provisions of Section 2 and 14 hereof, the right to receive some or all of the Units and the Shares related thereto shall not be assignable or transferable, or otherwise alienated, pledged or hypothecated or otherwise encumbered under any circumstances. Any purported or attempted assignment, transfer, alienation, pledge, hypothecation or encumbrance of such rights or of the Units or the Shares related thereto prior to their issuance to you shall be null and void and shall result in the immediate forfeiture of such rights or Units, including the Shares related thereto, and cancellation of this Agreement.

4.    Modification and Waiver. Except as provided in the Plan with respect to determinations of the Board or the Committee and subject to the Committee’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided, that changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.

5.    Tax Withholding. If you become subject to withholding under applicable tax laws, you agree to pay Capital One the amount required to be withheld by one or more of the following methods:

(a)Capital One will automatically withhold the number of Shares having a Fair Market Value on the date the tax withholding obligation is to be determined equal to the amount required to be withheld (as determined pursuant to the Plan), rounded up to the nearest whole Share; or

(b)by such other methods as Capital One may make available from time to time.

6.    Dividends. Dividends with respect to the Shares shall accrue beginning on January 1, 2022, through the applicable Date of Issuance when the Shares underlying the Units or Time-Based Units are delivered, at which time such accrued dividends shall be paid out in the form of additional shares of common stock of the Corporation based on the Fair Market Value of a share of the Company’s common stock on the business day prior to the Date of Issuance. The accrued dividends that shall be paid out to you shall be only such amount that has accrued with respect to the Shares underlying the Units or Time-Based Units that vest on the Date of Issuance.

7.    Governing Law. This Agreement shall be governed by United States federal law and, to the extent not preempted thereby, by the laws of the State of Delaware. Capital One and you hereby consent and submit to the personal jurisdiction and venue of any state or federal court located in any city or county of Delaware for resolution of any and all claims, causes of action or disputes arising out of this Agreement. You and Capital One agree that the court shall not set aside the Committee’s determinations unless there is clear and convincing evidence of bad faith or fraud.
8.    Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except as provided otherwise herein, the provisions of this Agreement shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

9.    Bound by Plan. In consideration of the grant of the Units and the Shares, you agree that you will comply with such conditions as the Committee may impose on the Units and the Shares and be bound by the terms of the Plan.

10.    Employment Status. This Agreement does not constitute a contract of employment nor does it alter your terminable at will status or otherwise guarantee future employment.

11.Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of you and your legatees, distributees and personal representatives, and Capital One and its successors and assigns.

12.Clawbacks and Other Forfeiture Events.

(a)    If, prior to the third anniversary of the Date of Issuance a Restatement Date occurs, you shall deliver to the Company on the Restatement Delivery Date the Clawback Shares (each as defined below), if any, as determined under this Section 12(a).
For purposes of this Section 12(a):

(i)“Amended Adjusted ROTCE” means the Adjusted ROTCE over the Performance Period and taking into account the financial results of the Company as reflected in the Restatement.
(ii)“Amended Growth of Tangible Book Value Per Share Plus Common Dividends” means the Growth of Tangible Book Value Per Share Plus Common Dividends over the Performance Period and taking into account the financial results of the Company as reflected in the Restatement.
(iii)“Held Shares” means the Shares held by you as of the Restatement Delivery Date in the event that such number of Shares is less than the Clawback Shares.
(iv)“Clawback Shares” means the number of Shares equal to (A) the number of Shares that were issued to you under this Agreement on the Date of Issuance minus (B) the number of shares of common stock of the Company that would have been issuable to you on the Date of Issuance as determined based on the Amended Adjusted ROTCE and the Amended Growth of Tangible Book Value Per Share Plus Common Dividends and certified by the Committee following the Restatement Date. If any member of the Peer Group restates its financial results for all or any portion of the Performance Period prior to the date that the number of

Clawback Shares is certified by the Committee, then the Adjusted ROTCE and Growth of Tangible Book Value Per Share Plus Common Dividends for such member of the Peer Group used for purposes of calculating the Clawback Shares shall take into account such restatement. For the avoidance of doubt, neither you nor the Company shall have any obligation with respect to the Clawback Shares in the event that the number of Shares in clause (B) of the preceding sentence exceeds the number of Shares in clause (A) of the preceding sentence. The Clawback Shares shall be delivered to the Company in Shares; provided, however, that in the event that on the Restatement Delivery Date you do not hold a number of Shares equal to or greater than the Clawback Shares, you shall deliver to the Company (x) all Held Shares plus (y) the pre-tax proceeds from sales or other transfers of all Recovery Shares. Such pre-tax proceeds shall be calculated starting with the most recent sale or other transfer of Recovery Shares prior to the Restatement Delivery Date and continuing in reverse chronological order with any prior sales or transfers of Recovery Shares until the pre-tax proceeds of all Recovery Shares are determined. The “pre-tax proceeds” for any Recovery Shares that were transferred by you in a transaction other than a sale on the New York Stock Exchange shall be the Fair Market Value of such Recovery Shares as of the date of such transaction. The “pre-tax proceeds” for any Recovery Shares that were withheld pursuant to Section 5 shall be the Fair Market Value of such Recovery Shares as of the date they were withheld.
(v)“Recovery Shares” means the number of Shares equal to the difference between the Clawback Shares and your Held Shares.
(vi)“Restatement” means an accounting restatement of the Company’s financial statements, covering all or any portion of the Performance Period, due to the noncompliance of the Company with any financial reporting requirement under the securities laws. For the avoidance of doubt, in the event that the Company makes any accounting restatement solely due to (A) any change after the Date of Issuance in U.S. generally accepted accounting principles or (B) any change after the Date of Issuance in financial reporting requirements under the securities laws, such restatement shall not constitute a “Restatement” under this Section 12(a).
(vii)“Restatement Date” means the date after the Date of Issuance upon which the Company first files (A) a Restatement or (B) a Current Report on Form 8-K with the Securities and Exchange Commission (or otherwise publicly announces) that the Company expects to issue a Restatement.
(viii)“Restatement Delivery Date” means the date that is 30 days after the number of Clawback Shares is certified by the Committee in accordance with this Section 12(a), or such earlier date upon which you deliver the Clawback Shares to the Company.
(b)    The number of Units vesting and the number of Shares that shall become issuable on the Date of Issuance shall be subject to reduction in an amount as determined by the Committee in its sole discretion in the event that, prior to the Date of Issuance, the Committee in its sole discretion determines that (i) there has been misconduct resulting in either a violation of law or of Capital One policy or procedures, including but not limited to the Capital One Code of Conduct, that in either case causes significant financial or reputational harm to Capital One and (ii) either you committed the misconduct or failed in your responsibility to manage or monitor the applicable conduct or risks.
(c)    You agree to reimburse the Company with respect to the Units and the Shares to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Act or as otherwise required by law.
13.    Rights as a Stockholder. You shall have no rights of a stockholder with respect to the shares of Common Stock represented by Units, including, but not limited to, the right to vote and to receive dividends, unless and until such shares of Common Stock are transferred to you pursuant to the Plan and this Agreement.

14.    Mandatory Holding Requirement.

(a)    You agree that with respect to the Applicable Holding Shares you may not transfer, sell, pledge, hypothecate or otherwise dispose of such Applicable Holding Shares until the Holding Date; provided that the requirements set forth in this Section 14 shall immediately lapse and be of no further force and effect upon your death, Disability or termination of employment by Capital One without Cause or for Good Reason following a Change of Control, pursuant to Section 2(c).

(b)    For purposes of this Section 14:

(i)    “Applicable Holding Shares” means 50% of the Shares acquired hereunder (not including any Shares sold or retained by the Company or its designated agent to fund the payment of any tax withholding obligation, brokerage commission or fees payable in connection with the Shares) during your term of employment with the Company and during the one-year period after termination of your employment for any reason; and

(ii)    “Holding Date” means the later of: (1) the first anniversary of the date of acquisition of any Applicable Holding Shares; or (2) until your stock ownership requirement is met, as determined by the Committee.

    15.    Data Protection. You consent to the collection, processing and transfer (including international transfer) of your personally identifiable data in connection with the grant of the Units and participation in the Plan.

    16.    Severability. This Agreement shall be enforceable to the fullest extent allowed by law. In the event that any provision of this Agreement is determined to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, then that provision shall be reduced, modified or otherwise conformed to the relevant law, judgment or determination to the degree necessary to render it valid and enforceable without affecting the validity, legality or enforceability of any other provision of this Agreement or the validity, legality or enforceability of such provision in any other jurisdiction. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be deemed severable from the remainder of this Agreement, and the remaining provisions contained in this Agreement shall be construed to preserve to the maximum permissible extent the intent and purposes of this Agreement.
17.     Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

18.    Miscellaneous.    In accepting the grant, you acknowledge and agree that:
(a)    this Agreement is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith;
(b)    your obligations under this Agreement shall survive any termination of your employment with the Company for any reason;
(c)    any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity;
(d)    any recovery by the Company under this Agreement will be a recovery of Shares to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty;
(e)    the Company may, to the maximum extent permitted by applicable law and Section 409A of the Code, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe to the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement;
(f)    the Company reserves the right to impose other requirements on the Units, any Shares acquired pursuant to the Units, and your participation in the Plan, to the extent Capital One determines, in its sole discretion, that such other requirements are necessary or advisable in order to comply with local laws, rules and regulations, or to facilitate the administration of the Units and the Plan. Such requirements may include (but are not limited to) requiring you to sign any agreements or undertakings that may be necessary to accomplish the foregoing; and
(g)    Capital One from time to time distributes and makes available to associates disclosure documents, including a prospectus, relating to the Plan. You may also contact the HR Help Center to obtain copies of the Plan disclosure documents and the Plan. You should carefully read the Plan disclosure documents and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure documents and agree to be bound by the terms of this Agreement and the Plan. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by Capital One or a third-party designated by Capital One.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed on their behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:

____________________________________
François Locoh-Donou
Chair, Compensation Committee

PARTICIPANT

By: __________________________________
Richard D. Fairbank

BY ELECTRONICALLY ACCEPTING THE AWARD, YOU AGREE THAT (i) SUCH ACCEPTANCE CONSTITUTES YOUR ELECTRONIC SIGNATURE IN EXECUTION OF THIS AGREEMENT; (ii) YOU AGREE TO BE BOUND BY THE PROVISIONS OF THE PLAN, THIS AGREEMENT AND THE ADDENDUM; (iii) YOU HAVE REVIEWED THE PLAN, THIS AGREEMENT AND THE ADDENDUM IN THEIR ENTIRETY, HAVE HAD AN OPPORTUNITY TO OBTAIN THE ADVICE OF COUNSEL PRIOR TO ACCEPTING THE AWARD AND FULLY UNDERSTAND ALL OF THE PROVISIONS OF THE PLAN, THIS AGREEMENT AND THE ADDENDUM; (iv) YOU HAVE BEEN PROVIDED WITH A COPY OR ELECTRONIC ACCESS TO A COPY OF THE U.S. PROSPECTUS FOR THE PLAN; AND (v) YOU HEREBY AGREE TO ACCEPT AS BINDING, CONCLUSIVE AND FINAL ALL DECISIONS OR INTERPRETATIONS OF THE COMMITTEE UPON ANY QUESTIONS ARISING UNDER THE PLAN, THIS AGREEMENT AND THE ADDENDUM.

* * * * *

APPENDIX A

PERFORMANCE SHARE METRICS AND PAYOUT

1.Company Performance Relative to Peer Group

The number of Units that shall vest and the number of Shares that shall become issuable on the Date of Issuance pursuant to Section 2(a) shall be based on the Company’s performance over the Performance Period, measured by two metrics weighted as follows:

(a)One-Third of the Units (the “Adjusted ROTCE Tranche”) shall become issuable as Shares based on the Adjusted ROTCE achieved by the Company over the Performance Period, relative to the Adjusted ROTCE achieved by each member of the Peer Group over the Performance Period, expressed as a percentile (the “Adjusted ROTCE Percentile”), such that:

(i)If the Company’s Adjusted ROTCE Percentile is 80th or higher, then 150% of the Adjusted ROTCE Tranche shall be issuable as Shares.

(ii)If the Company’s Adjusted ROTCE Percentile is 25th, then 40% of the Adjusted ROTCE Tranche shall be issuable as Shares.

(iii)If the Company’s Adjusted ROTCE Percentile below 25th, then 0% of the Adjusted ROTCE Tranche shall be issuable as Shares.

(iv)If the Company’s Adjusted ROTCE Percentile is above 25th but below 80th, then the number of issuable Shares shall be calculated by interpolation between the points listed above.

“Adjusted ROTCE” means the ratio, expressed as a percentage, of (a) the Company’s net income available to common stockholders, excluding, on a tax adjusted basis, the impact of impairment, amortization and re-measurement of intangible assets, to (b) the Company’s average tangible common equity; and shall exclude the initial effects of changes in tax laws, accounting principles or regulations, or other laws or provisions affecting the reported results if the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable laws, rules or regulations.

(b)Two-Thirds of the Units (the “Growth of Tangible Book Value Per Share Plus Common Dividends Tranche”) shall become issuable as Shares based on the Growth of Tangible Book Value Per Share Plus Common Dividends achieved by the Company over the Performance Period, relative to the Growth of Tangible Book Value Per Share Plus Common Dividends achieved by each member of the Peer Group over the Performance Period, expressed as a percentile (the “Growth of Tangible Book Value Per Share Plus Common Dividends Percentile”), such that:

(i)If the Company’s Growth of Tangible Book Value Per Share Plus Common Dividends Percentile is 80th or higher, then 150% of the Growth of Tangible Book Value Per Share Plus Common Dividends Tranche shall be issuable as Shares.

(ii)If the Company’s Growth of Tangible Book Value Per Share Plus Common Dividends Percentile is 25th, then 40% of the Growth of Tangible Book Value Per Share Plus Common Dividends Tranche shall be issuable as Shares.

(iii)If the Company’s Growth of Tangible Book Value Per Share Plus Common Dividends Percentile below 25th, then 0% of the Growth of Tangible Book Value Per Share Plus Common Dividends Tranche shall be issuable as Shares.

(iv)If the Company’s Growth of Tangible Book Value Per Share Plus Common Dividends Percentile is above 25th but below 80th, then the number of issuable Shares shall be calculated by interpolation between the points listed above.

“Growth of Tangible Book Value Per Share Plus Common Dividends” means the three year average of the ratios, expressed as a percentage, of (a) the Company’s tangible book value per share at the end of each year within the Performance Period, plus total common dividends per share paid during such year, to (b) the Company’s tangible book value per share at the beginning of each corresponding year within the Performance Period; and shall exclude the initial effects of changes in tax laws, accounting principles or regulations, or other laws or provisions affecting the reported results if the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable laws, rules or regulations.

Subject to section 2 below, the total Shares issuable pursuant to this Agreement (the “Total Shares Earned”) shall be equal to the sum of the Shares issuable pursuant to paragraphs (a) and (b) above.

2.Absolute Performance Modifier

In the event that the Company’s Adjusted ROTCE for one or more fiscal years in the Performance Period is less than or equal to zero, the Total Shares Earned shall be reduced as provided below:

(a)If the Company’s Adjusted ROTCE is less than or equal to zero for one fiscal year within the Performance Period, the Total Shares Earned shall be reduced by one-sixth;

(b)If the Company’s Adjusted ROTCE is less than or equal to zero for any two fiscal years within the Performance Period, the Total Shares Earned shall be reduced by one-third; and

(c)If the Company’s Adjusted ROTCE is less than or equal to zero for all three fiscal years within the Performance Period, the Total Shares Earned shall be forfeited in full.

APPENDIX B

PEER GROUP

The “Peer Group” shall consist of the companies in the KBW Bank Index as of January 1, 2022, excluding custody banks, as shown below. For members of the Peer Group who fail, are acquired, or cease to have publicly-traded shares before the conclusion of the Performance Period, their Adjusted ROTCE and Growth of Tangible Book Value Per Share Plus Common Dividends (“Adj ROTCE and GTBVPS+D”) through the time the independent company stops reporting GAAP financials will be frozen and this Adj ROTCE and GTBVPS+D measurement will serve as their final Adj ROTCE and GTBVPS+D measurement for the Performance Period. Members of the Peer Group that continue to operate as independent companies, but that are not a member of the KBW Bank Index at the conclusion of the Performance Period, will continue to be used in the Peer Group for purposes of the award determination or calculation through the full three-year Performance Period. Any new entrants to the KBW Bank Index after January 1, 2022 will not be considered members of the Peer Group for any award determination or calculation related to this Agreement.

Bank of America
Citigroup
Citizens Financial Group
Comerica
Fifth Third Bancorp
First Horizon National Corporation
First Republic
Huntington Bancshares
JP Morgan Chase
KeyCorp
M&T Bank Corp
New York Community Bank
PNC
Regions
Signature Bank
SVB Financial
Truist
US Bancorp
Wells Fargo
Zions Bancorp

CAPITAL ONE FINANCIAL CORPORATION
2004 Stock Incentive Plan
Performance Unit Award Agreement

No. of Performance Units at Target: [# of Units]

THIS PERFORMANCE UNIT AWARD AGREEMENT (this “Agreement”), dated February 3, 2022 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One" or the “Company”), and [Full Name] (“you”), is made pursuant and subject to the provisions of the Company's 2004 Stock Incentive Plan, as amended and restated (the “Plan”) and all capitalized terms used herein that are defined in the Plan shall have the same meaning given to them in the Plan unless otherwise defined herein. For purposes of this Agreement, “Employer” means the entity (i.e., Capital One, Subsidiary or Affiliate) that employs you.

WHEREAS, Article 9 of the Plan provides for the award from time to time in the discretion of the Committee of performance units, the vesting and issuance of which are subject to certain service, performance or other conditions;

W I T N E S S E T H :

1.    Grant of Performance Units. Capital One hereby grants to you an award of performance units (the “Units”) with a target award of [# of Units] Units (the “Target Award”). The maximum payout for this award is 150% of the Target Award plus accrued dividends pursuant to Section 6. The Units shall vest and the underlying shares of common stock of Capital One, $.01 par value per share (such underlying shares, the “Shares”), shall be issuable only in accordance with the provisions of this Agreement and of the Plan.

2.    Lapse of Restrictions.

(a)Vesting. Except as provided in Sections 2(b) and 2(c) below and to the extent not previously vested or forfeited as provided herein, the Units shall vest on a date as determined by the Committee after termination of the Performance Period (as defined below) and certification of performance by the Committee, but no later than March 15, 2025 (the “Date of Issuance”). On the Date of Issuance, the Units shall vest, and the Shares shall become issuable as determined based on the Company’s Adjusted ROTCE and Growth of Tangible Book Value Per Share Plus Common Dividends, each as defined on Appendix A, relative to the Peer Group, as defined on Appendix B, over a three-year performance period beginning on January 1, 2022 and ending on December 31, 2024 (the “Performance Period”) as certified by the Committee following the end of the Performance Period. The number of Units that shall vest and the number of Shares that shall become issuable on the Date of Issuance shall be determined as set forth on Appendix A. The number of Units vesting and the number of Shares that shall become issuable on the Date of Issuance shall be reduced in the event that Adjusted ROTCE for one or more fiscal years in the Performance Period is less than or equal to zero, as provided on Appendix A. The number of Units vesting and the number of Shares that shall become issuable on the Date of Issuance shall also be subject to reduction in accordance with section 12(b) below.

With respect to any Units that have vested on the Date of Issuance, the Shares related thereto shall be issued to you, in settlement of such vested Units, on such Date of Issuance. Dividends will be accrued and paid out as additional shares at the time of the award, as provided in Section 6 below. All Units, including your rights thereto and to the underlying Shares, which do not vest on or before the Date of Issuance, as provided in this Section 2, shall immediately be forfeited as of such Date of Issuance (to the extent not previously forfeited as provided herein).

(b)    Effect of Termination of Employment.

(i)    Except as provided in Sections 2(b)(ii), 2(b)(iii), and 2(b)(iv), upon termination of your employment with Capital One for any reason prior to the Date of Issuance, all Units shall immediately be forfeited (to the extent not previously vested or forfeited as provided herein). For the avoidance of doubt, a transfer of employment to an affiliate of Capital One shall not constitute a termination of employment for purposes of this Section 2(b).

(ii)    Upon termination of your employment as a result of your death or Disability on or prior to December 31, 2024, a number of the Units equal to (1) the Target Award amount as specified above, or (2) following a Change of Control, the Time-Based Units as calculated in Section 2(c) below, shall immediately vest and the Shares shall be immediately issuable to you as soon as practicable following your death or Disability and in all events on or before the later of December 31 of the year of termination or 2.5 months following such termination. Upon your termination of employment as a result of your death or Disability on or after January 1, 2025, but prior to the Date of Issuance, the number of Units that shall vest and the number of Shares that shall be issuable to you shall be as calculated in Section 2(a) above.

(iii)    Upon your Retirement, the number of Units that shall vest and the number of Shares that shall be issuable to you shall be as calculated in Section 2(a) and 2(c).

(iv)    Subject to Section 2(b)(v), upon termination of your employment by Capital One not for Cause on or before the Date of Issuance and prior to the occurrence of a Change of Control, the number of Units that will vest and the number of underlying Shares that will become issuable to you shall be as calculated in Section 2(a) as if a termination of employment had not occurred, subject to (A) your execution of a separation agreement and/or general release of claims within a period of time as required by Capital One (in a form as prescribed by Capital One, a “Release”), (B) such Release becoming effective and irrevocable in accordance with its terms and (C) your continued compliance with the terms of such Release through the Date of Issuance. If the Date of Issuance occurs prior to the expiration of the period of time Capital One provides you to sign the Release, you shall be entitled to vesting of the Units even if you have not yet executed the Release. For avoidance of doubt, such continued vesting shall immediately cease (and any Units shall be immediately forfeited) in the event that you violate the terms and conditions of the Release.

(v)    Your right to continued vesting pursuant to Section 2(b)(iv) is expressly conditioned on your compliance with any and all restrictive covenant agreements or provisions to which you are a party with Capital One including, but not limited to, those with respect to non-competition, confidentiality and work product, non-solicitation of employees/no hire of employees, non-solicitation of customers, and garden transition period or leave (collectively, “Restrictive Covenant Agreements”). You understand and agree that any actual or threatened action by you in violation of any Restrictive Covenant Agreements shall forfeit your right to continued post-employment vesting as of the date of such actual or threatened action by you in violation of such Restrictive Covenant Agreement. You further understand and agree that any forfeiture of continued vesting rights under this Agreement, or waiver thereof, shall not limit Capital One’s rights to pursue any and all legal and equitable remedies and damages available for your breach of the Restrictive Covenant Agreements under the terms of such agreements and applicable law, including but not limited to, injunctive relief, monetary damages, costs and fees.

(c)    Effect of Change of Control. Upon a Change of Control, a number of Units shall, upon certification of performance by the Committee, convert into time-based restricted stock units (the “Time-Based Units”) (as may be adjusted in accordance with Section 4.4 of the Plan) calculated based on a performance period from January 1, 2022 through the end of the fiscal quarter immediately preceding the closing date of the transaction giving rise to the Change of Control; and provided further that the Date of Issuance in such case shall be December 31, 2024 subject to either (1) your continued employment through such date or (2) your Retirement, pursuant to Section 2(b)(iii). Upon termination of your employment by Capital One without Cause or by you for Good Reason (each as defined below), in either case on or prior to the second anniversary of the occurrence of a Change of Control of Capital One and prior to the Date of Issuance with respect to the Time-Based Units, then notwithstanding anything herein to the contrary, all of the Time-Based Units shall vest and the Shares shall be issuable in full without restrictions on transferability immediately upon the occurrence of your termination of employment following such Change of Control (to the extent not previously vested or forfeited as provided herein) and such date shall be the Date of Issuance; provided, however, that if the Time-Based Units are considered deferred compensation under Section 409A of the Code and not exempt from Section 409A of the Code as a short-term deferral or otherwise, and you are a “specified employee,” as defined in and pursuant to Reg. Section 1.409A 1(i) or any successor regulation, on the date of any such termination of employment without Cause or for Good Reason, you will not be entitled to such vesting prior to the earlier of (i) the date which is six months from the date of your “separation from service” (as defined in Reg. Section 1.409A 1(h) or any successor regulation) as a result of such termination and (ii) your death.

With respect to any Time-Based Units that have vested, the Shares related thereto shall be issued to you, in settlement of such vested Time-Based Units, on the Date of Issuance. Dividends will be accrued and paid out as additional shares at the time of the award, as provided in Section 6 below. All Time-Based Units, including your rights thereto and to the underlying Shares, which do not vest on or before the Date of Issuance, as provided in this Section 2, shall immediately be forfeited as of such Date of Issuance (to the extent not previously forfeited as provided herein).

(d)    Definitions.

(i)    For purposes of this Agreement, “Cause” shall mean (1) the willful and continued failure to perform substantially your duties with the Company or any Affiliate (other than any such failure resulting from incapacity due to physical or mental illness or following your delivery of a Notice of Termination (as defined below) for Good Reason), after a written demand for substantial performance is delivered to you by the Board or the Chief Executive Officer of the Company that specifically identifies the manner in which the Board or the Chief Executive Officer of the Company believes that you have not substantially performed your duties, or (2) the willful engaging by you in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company. No act, or failure to act, on your part shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board, or if the Company is not the ultimate parent corporation of the Employer and is not publicly-traded, the board of directors (or equivalent management body) of the ultimate parent of the Employer (the “Applicable Board”), (B) the instructions of the Chief Executive Officer of the Company (unless you are the Chief Executive Officer at the time of any such instruction) or (C) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding you, if you are a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with your counsel, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, you are guilty of the conduct described in this Section 2(d)(i), and specifying the particulars thereof in detail.

(ii)    For purposes of this Agreement, “Good Reason” shall mean (1) the assignment to you of any duties inconsistent in any respect with your position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any action by the Company that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by you; (2) any failure by the Company to pay your compensation owed other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by you; (3) the Company’s requiring you (I) to be based at any office or location more than 35 miles from the office or location at which you were required to work as of the date of this Agreement or (II) to travel on Company business to a substantially greater extent than required during the 120-day period immediately prior to the date the Change of Control occurs; or (4) any other action or inaction that constitutes a material breach by the Company of this Agreement or any employment agreement. For purposes of this Section 2(d)(ii) of this Agreement, any good faith determination of Good Reason made by you shall be conclusive. Your mental or physical incapacity following the occurrence of an event described above in clauses (1) through (4) shall not affect your ability to terminate employment for Good Reason.

(iii)    Any termination by the Company for Cause, or by you for Good Reason, shall be communicated by Notice of Termination to the other party. “Notice of Termination” means a written notice that (1) indicates the specific termination provision in this Agreement relied upon, (2) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated, and (3) if the Date of Termination (as defined herein) is other than the date of receipt of such notice, specifies the Date of Termination (which Date of Termination shall be not more than 30 days after the giving of such notice). The failure by you or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Cause shall not waive any right of you or the Company, respectively, hereunder or preclude you or the Company, respectively, from asserting such fact or circumstance in enforcing your or the Company’s respective rights hereunder.

(iv)    “Date of Termination” means, if your employment is terminated by the Company for Cause, or by you for Good Reason, the date of receipt of the Notice of Termination or such later date specified in the Notice of Termination, as the case may be. You and the Company shall take all steps necessary to ensure that any termination described in this Section 2(d) constitutes a “separation from service” within the meaning of Section 409A of the Code, and notwithstanding anything contained herein to the contrary, the date on which such separation from service takes place shall be the “Date of Termination.”

3.    Non-Transferability. Subject to the provisions of Section 2 and 14 hereof, the right to receive some or all of the Units and the Shares related thereto shall not be assignable or transferable, or otherwise alienated, pledged or hypothecated or otherwise encumbered under any circumstances. Any purported or attempted assignment, transfer, alienation, pledge, hypothecation or encumbrance of such rights or of the Units or the Shares related thereto prior to their issuance to you shall be null and void and shall result in the immediate forfeiture of such rights or Units, including the Shares related thereto, and cancellation of this Agreement.

4.    Modification and Waiver. Except as provided in the Plan with respect to determinations of the Board or the Committee and subject to the Committee’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided, that changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.

5.    Tax Withholding. If you become subject to withholding under applicable tax laws, you agree to pay Capital One the amount required to be withheld by one or more of the following methods:

(a)Capital One will automatically withhold the number of Shares having a Fair Market Value on the date the tax withholding obligation is to be determined equal to the amount required to be withheld (as determined pursuant to the Plan), rounded up to the nearest whole Share; or

(b)by such other methods as Capital One may make available from time to time.

6.    Dividends. Dividends with respect to the Shares shall accrue beginning on January 1, 2022, through the applicable Date of Issuance when the Shares underlying the Units or Time-Based Units are delivered, at which time such accrued dividends shall be paid out in the form of additional shares of common stock of the Company based on the Fair Market Value of a share of the Company’s common stock on the business day prior to the Date of Issuance. The accrued dividends that shall be paid out to you shall be only such amount that has accrued with respect to the Shares underlying the Units or Time-Based Units that vest on the Date of Issuance.

7.    Governing Law. This Agreement shall be governed by United States federal law and, to the extent not preempted thereby, by the laws of the State of Delaware. Capital One and you hereby consent and submit to the personal jurisdiction and venue of any state or federal court located in any city or county of Delaware for resolution of any and all claims, causes of action or disputes arising out of this Agreement. You and Capital One agree that the court shall not set aside the Committee’s determinations unless there is clear and convincing evidence of bad faith or fraud.

8.    Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except as provided otherwise herein, the provisions of this Agreement shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

9.    Bound by Plan. In consideration of the grant of the Units and the Shares, you agree that you will comply with such conditions as the Committee may impose on the Units and the Shares and be bound by the terms of the Plan.

10.    Employment Status. This Agreement does not constitute a contract of employment nor does it alter your terminable at will status or otherwise guarantee future employment.

11.Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of you and your legatees, distributees and personal representatives, and Capital One and its successors and assigns.

12.Clawbacks and Other Forfeiture Events.

(a)    If, prior to the third anniversary of the Date of Issuance, a Restatement Date occurs, you shall deliver to the Company on the Restatement Delivery Date the Clawback Shares (each as defined below), if any, as determined under this Section 12(a).

For purposes of this Section 12(a):

(i)“Amended Adjusted ROTCE” means the Adjusted ROTCE over the Performance Period and taking into account the financial results of the Company as reflected in the Restatement.
(ii)“Amended Growth of Tangible Book Value Per Share Plus Common Dividends” means the Growth of Tangible Book Value Per Share Plus Common Dividends over the Performance Period and taking into account the financial results of the Company as reflected in the Restatement.
(iii)“Held Shares” means the Shares held by you as of the Restatement Delivery Date in the event that such number of Shares is less than the Clawback Shares.
(iv)“Clawback Shares” means the number of Shares equal to (A) the number of Shares that were issued to you under this Agreement on the Date of Issuance minus (B) the number of shares of common stock of the Company that would have been issuable to you on the Date of Issuance as determined based on the Amended Adjusted ROTCE and the Amended Growth of Tangible Book Value Per Share Plus Common Dividends and certified by the Committee following the Restatement Date. If any member of the Peer Group restates its financial results for all or any portion of the Performance Period prior to the date that the number of Clawback Shares is certified by the Committee, then the Adjusted ROTCE and Growth of Tangible Book Value Per Share Plus Common Dividends for such member of the Peer Group used for purposes of calculating the Clawback Shares shall take into account such restatement. For the avoidance of doubt, neither you nor the Company shall have any obligation with respect to the Clawback Shares in the event that the number of Shares in clause (B) of the preceding sentence exceeds the number of Shares in clause (A) of the preceding sentence. The Clawback Shares shall be delivered to the Company in Shares; provided, however, that in the event that on the Restatement Delivery Date you do not hold a number of Shares equal to or greater than the Clawback Shares, you shall deliver to the Company (x) all Held Shares plus (y) the pre-tax proceeds from sales or other transfers of all Recovery Shares. Such pre-tax proceeds shall be calculated starting with the most recent sale or other transfer of Recovery Shares prior to the Restatement Delivery Date and continuing in reverse chronological order with any prior sales or transfers of Recovery Shares until the pre-tax proceeds of all Recovery Shares are determined. The “pre-tax proceeds” for any Recovery Shares that were transferred by you in a transaction other than a sale on the New York Stock Exchange shall be the Fair Market Value of such Recovery Shares as of the date of such transaction. The “pre-tax proceeds” for any Recovery Shares that were withheld pursuant to Section 5 shall be the Fair Market Value of such Recovery Shares as of the date they were withheld.
(v)“Recovery Shares” means the number of Shares equal to the difference between the Clawback Shares and your Held Shares.
(vi)“Restatement” means an accounting restatement of the Company’s financial statements, covering all or any portion of the Performance Period, due to the noncompliance of the Company with any financial reporting requirement under the securities laws. For the avoidance of doubt, in the event that the Company makes any accounting restatement solely due to (A) any change after the Date of Issuance in U.S. generally accepted accounting principles or (B) any change after the Date of Issuance in financial reporting requirements under the securities laws, such restatement shall not constitute a “Restatement” under this Section 12(a).
(vii)“Restatement Date” means the date after the Date of Issuance upon which the Company first files (A) a Restatement or (B) a Current Report on Form 8-K with the Securities and Exchange Commission (or otherwise publicly announces) that the Company expects to issue a Restatement.

(viii)“Restatement Delivery Date” means the date that is 30 days after the number of Clawback Shares is certified by the Committee in accordance with this Section 12(a), or such earlier date upon which you deliver the Clawback Shares to the Company.
(b)    The number of Units vesting and the number of Shares that shall become issuable on the Date of Issuance shall be subject to reduction in an amount as determined by the Committee in its sole discretion in the event that, prior to the Date of Issuance, the Committee in its sole discretion determines that (i) there has been misconduct resulting in either a violation of law or of Capital One policy or procedures, including but not limited to the Capital One Code of Conduct, that in either case causes significant financial or reputational harm to Capital One and (ii) either you committed the misconduct or failed in your responsibility to manage or monitor the applicable conduct or risks.
(c)    You agree to reimburse the Company with respect to the Units and the Shares to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Act or as otherwise required by law.
13.    Rights as a Stockholder. You shall have no rights of a stockholder with respect to the shares of Common Stock represented by Units, including, but not limited to, the right to vote and to receive dividends, unless and until such shares of Common Stock are transferred to you pursuant to the Plan and this Agreement.
14.     Mandatory Holding Requirement.

(a)    You agree that with respect to the Applicable Holding Shares you may not transfer, sell, pledge, hypothecate or otherwise dispose of such Applicable Holding Shares until the Holding Date; provided that the requirements set forth in this Section 14 shall immediately lapse and be of no further force and effect upon your death, Disability or termination of employment by Capital One without Cause or by you for Good Reason following a Change of Control, pursuant to Section 2(c).

(b)    For purposes of this Section 14:

(i)    “Applicable Holding Shares” means 50% of the Shares acquired hereunder (not including any Shares sold or retained by the Company or its designated agent to fund the payment of any tax withholding obligation, brokerage commission or fees payable in connection with the Shares) during your term of employment with the Company and during the one-year period after termination of your employment for any reason; and

(ii)    “Holding Date” means the later of: (1) the first anniversary of the date of acquisition of any Applicable Holding Shares; or (2) until your stock ownership requirement is met, as determined by the Committee.

15.    Data Protection. You consent to the collection, processing and transfer (including international transfer) of your personally identifiable data in connection with the grant of the Units and participation in the Plan.
16.    Severability. This Agreement shall be enforceable to the fullest extent allowed by law. In the event that any provision of this Agreement is determined to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, then that provision shall be reduced, modified or otherwise conformed to the relevant law, judgment or determination to the degree necessary to render it valid and enforceable without affecting the validity, legality or enforceability of any other provision of this Agreement or the validity, legality or enforceability of such provision in any other jurisdiction. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be deemed severable from the remainder of this Agreement, and the remaining provisions contained in this Agreement shall be construed to preserve to the maximum permissible extent the intent and purposes of this Agreement.
17.     Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

18.    Miscellaneous. In accepting the grant, you acknowledge and agree that:

(a)    this Agreement is intended to comply with the applicable requirements of Section 409A of the Code as it relates to U.S. taxpayers and shall be limited, construed and interpreted in a manner so as to comply therewith;
(b)    your obligations under this Agreement shall survive any termination of your employment with the Company for any reason;
(c)    any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity;
(d)    any recovery by the Company under this Agreement will be a recovery of Shares to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty;
(e)    the Company may, to the maximum extent permitted by applicable law and Section 409A of the Code as it relates to U.S. taxpayers, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe to the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement;
(f)    the Company reserves the right to impose other requirements on the Units, any Shares acquired pursuant to the Units, and your participation in the Plan, to the extent Capital One determines, in its sole discretion, that such other requirements are necessary or advisable in order to comply with local laws, rules and regulations, or to facilitate the administration of the Units and the Plan. Such requirements may include (but are not limited to) requiring you to sign any agreements or undertakings that may be necessary to accomplish the foregoing; and
(g)    Capital One from time to time distributes and makes available to associates disclosure documents, including a prospectus, relating to the Plan. You may also contact the HR Help Center to obtain copies of the Plan disclosure documents and the Plan. You should carefully read the Plan disclosure documents and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure documents and agree to be bound by the terms of this Agreement and the Plan. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by Capital One or a third-party designated by Capital One.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed on their behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:

____________________________________
Jory Berson
Chief Human Resources Officer

PARTICIPANT

By: __________________________________
[Full Name]

BY ELECTRONICALLY ACCEPTING THE AWARD, YOU AGREE THAT (i) SUCH ACCEPTANCE CONSTITUTES YOUR ELECTRONIC SIGNATURE IN EXECUTION OF THIS AGREEMENT; (ii) YOU AGREE TO BE BOUND BY THE PROVISIONS OF THE PLAN AND THIS AGREEMENT; (iii) YOU HAVE REVIEWED THE PLAN AND THIS AGREEMENT IN THEIR ENTIRETY, HAVE HAD AN OPPORTUNITY TO OBTAIN THE ADVICE OF COUNSEL PRIOR TO ACCEPTING THE AWARD AND FULLY UNDERSTAND ALL OF THE PROVISIONS OF THE PLAN AND THIS AGREEMENT; (iv)

YOU HAVE BEEN PROVIDED WITH A COPY OR ELECTRONIC ACCESS TO A COPY OF THE PROSPECTUS FOR THE PLAN; AND (v) YOU HEREBY AGREE TO ACCEPT AS BINDING, CONCLUSIVE AND FINAL ALL DECISIONS OR INTERPRETATIONS OF THE COMMITTEE UPON ANY QUESTIONS ARISING UNDER THE PLAN AND THIS AGREEMENT.

* * * * *

APPENDIX A

PERFORMANCE SHARE METRICS AND PAYOUT

1.Company Performance Relative to Peer Group

The number of Units that shall vest and the number of Shares that shall become issuable on the Date of Issuance pursuant to Section 2(a) shall be based on the Company’s performance over the Performance Period, measured by two metrics weighted as follows:

(a)One-Third of the Units (the “Adjusted ROTCE Tranche”) shall become issuable as Shares based on the Adjusted ROTCE achieved by the Company over the Performance Period, relative to the Adjusted ROTCE achieved by each member of the Peer Group over the Performance Period, expressed as a percentile (the “Adjusted ROTCE Percentile”), such that:

(i)If the Company’s Adjusted ROTCE Percentile is 80th or higher, then 150% of the Adjusted ROTCE Tranche shall be issuable as Shares.

(ii)If the Company’s Adjusted ROTCE Percentile is 25th, then 40% of the Adjusted ROTCE Tranche shall be issuable as Shares.

(iii)If the Company’s Adjusted ROTCE Percentile below 25th, then 0% of the Adjusted ROTCE Tranche shall be issuable as Shares.

(iv)If the Company’s Adjusted ROTCE Percentile is above 25th but below 80th, then the number of issuable Shares shall be calculated by interpolation between the points listed above.

“Adjusted ROTCE” means the ratio, expressed as a percentage, of (a) the Company’s net income available to common stockholders, excluding, on a tax adjusted basis, the impact of impairment, amortization and re-measurement of intangible assets, to (b) the Company’s average tangible common equity; and shall exclude the initial effects of changes in tax laws, accounting principles or regulations, or other laws or provisions affecting the reported results if the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable laws, rules or regulations.

(b)Two-Thirds of the Units (the “Growth of Tangible Book Value Per Share Plus Common Dividends Tranche”) shall become issuable as Shares based on the Growth of Tangible Book Value Per Share Plus Common Dividends achieved by the Company over the Performance Period, relative to the Growth of Tangible Book Value Per Share Plus Common Dividends achieved by each member of the Peer Group over the Performance Period, expressed as a percentile (the “Growth of Tangible Book Value Per Share Plus Common Dividends Percentile”), such that:

(i)If the Company’s Growth of Tangible Book Value Per Share Plus Common Dividends Percentile is 80th or higher, then 150% of the Growth of Tangible Book Value Per Share Plus Common Dividends Tranche shall be issuable as Shares.

(ii)If the Company’s Growth of Tangible Book Value Per Share Plus Common Dividends Percentile is 25th, then 40% of the Growth of Tangible Book Value Per Share Plus Common Dividends Tranche shall be issuable as Shares.

(iii)If the Company’s Growth of Tangible Book Value Per Share Plus Common Dividends Percentile below 25th, then 0% of the Growth of Tangible Book Value Per Share Plus Common Dividends Tranche shall be issuable as Shares.

(iv)If the Company’s Growth of Tangible Book Value Per Share Plus Common Dividends Percentile is above 25th but below 80th, then the number of issuable Shares shall be calculated by interpolation between the points listed above.

“Growth of Tangible Book Value Per Share Plus Common Dividends” means the three year average of the ratios, expressed as a percentage, of (a) the Company’s tangible book value per share at the end of each year within the Performance Period, plus total common dividends per share paid during such year, to (b) the Company’s tangible book value per share at the beginning of each corresponding year within the Performance Period; and shall exclude the initial effects of changes in tax laws, accounting principles or regulations, or other laws or provisions affecting the reported results if the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable laws, rules or regulations..

Subject to section 2 below, the total Shares issuable pursuant to this Agreement (the “Total Shares Earned”) shall be equal to the sum of the Shares issuable pursuant to paragraphs (a) and (b) above.

2.Absolute Performance Modifier

In the event that the Company’s Adjusted ROTCE for one or more fiscal years in the Performance Period is less than or equal to zero, the Total Shares Earned shall be reduced as provided below:

(a)If the Company’s Adjusted ROTCE is less than or equal to zero for one fiscal year within the Performance Period, the Total Shares Earned shall be reduced by one-sixth;

(b)If the Company’s Adjusted ROTCE is less than or equal to zero for any two fiscal years within the Performance Period, the Total Shares Earned shall be reduced by one-third; and

(c)If the Company’s Adjusted ROTCE is less than or equal to zero for all three fiscal years within the Performance Period, the Total Shares Earned shall be forfeited in full.

APPENDIX B

PEER GROUP

The “Peer Group” shall consist of the companies in the KBW Bank Index as of January 1, 2022, excluding custody banks, as shown below. For members of the Peer Group who fail, are acquired, or cease to have publicly-traded shares before the conclusion of the Performance Period, their Adjusted ROTCE and Growth of Tangible Book Value Per Share Plus Common Dividends (“Adj ROTCE and GTBVPS+D”) through the time the independent company stops reporting GAAP financials will be frozen and this Adj ROTCE and GTBVPS+D measurement will serve as their final Adj ROTCE and GTBVPS+D measurement for the Performance Period. Members of the Peer Group that continue to operate as independent companies, but that are not a member of the KBW Bank Index at the conclusion of the Performance Period, will continue to be used in the Peer Group for purposes of the award determination or calculation through the full three-year Performance Period. Any new entrants to the KBW Bank Index after January 1, 2022 will not be considered members of the Peer Group for any award determination or calculation related to this Agreement.

Bank of America
Citigroup
Citizens Financial Group
Comerica
Fifth Third Bancorp
First Horizon National Corporation
First Republic
Huntington Bancshares
JP Morgan Chase
KeyCorp
M&T Bank Corp
New York Community Bank
PNC
Regions
Signature Bank
SVB Financial
Truist
US Bancorp
Wells Fargo
Zions Bancorp